EXHIBIT 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that a single Schedule 13G (or any amendment thereto) relating to the Class A ordinary shares, par value US$0.0001 per share, of BingEx Limited, shall be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13G. Each of the undersigned acknowledges that each shall be responsible for the timely filing of amendments with respect to information concerning such undersigned reporting person, and for the completeness and accuracy of the information concerning such undersigned reporting person, contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that such reporting person knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Date: February 12, 2025

Shunwei Growth III Limited

By:	/s/ Tuck Lye Koh
Name: Tuck Lye Koh
Title: Director

Shunwei China Internet Opportunity Fund II, L.P.

By:	/s/ Tuck Lye Koh
Name: Tuck Lye Koh
Title: Authorized Representative

Shunwei Capital Partners III GP, L.P.

By:	/s/ Tuck Lye Koh
Name: Tuck Lye Koh
Title: Authorized Representative

Shunwei Capital Partners III GP Limited

By:	/s/ Tuck Lye Koh
Name: Tuck Lye Koh
Title: Director

Astrend Opportunity III Alpha Limited

By:	/s/ Tuck Lye Koh
Name: Tuck Lye Koh
Title: Director
Shunwei China Internet Opportunity Fund III, L.P.

By:	/s/ Tuck Lye Koh
Name: Tuck Lye Koh
Title: Authorized Representative

Shunwei Capital Partners IV GP, L.P.

By:	/s/ Tuck Lye Koh
Name: Tuck Lye Koh
Title: Authorized Representative

Shunwei Capital Partners IV GP Limited

By:	/s/ Tuck Lye Koh
Name: Tuck Lye Koh
Title: Director

Silver Unicorn Ventures Limited

By:	/s/ Tuck Lye Koh
Name: Tuck Lye Koh
Title: Director

Golden Sound Limited

By:	/s/ Tuck Lye Koh
Name: Tuck Lye Koh
Title: Director

Tuck Lye Koh

/s/ Tuck Lye Koh